UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2011

AquaLiv Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-17953	38-3767357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4550 NW Newberry Hill Road, Suite 202, Silverdale, WA 98383

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (360) 473-1160

INFRARED SYSTEMS INTERNATIONAL

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

(1)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 6, 2011, Infrared Systems International (the "Company") filed it Articles of Amendment with the State of Nevada to effect a name change to “AquaLiv Technologies, Inc.” and to increase its authorized common shares to 1,000,000,000. In conjunction with the Company’s change of name, the Company was issued a new CUSIP number 03841R107. FINRA declared the corporate action effective on September 19, 2011.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed herewith this Current Report on Form 8-K

2.1 Articles of Amendment filed with the State of Nevada on September 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUALIV TECHNOLOGIES, INC.

Date: November 8, 2011

By: /s/ William M. Wright

William M. Wright, President